UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2026

Forum Markets, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 100 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2026, Forum Markets, Incorporated, a Delaware corporation (the “Company” or “Forum”), and Edge Node Inc., a Texas corporation (“Edge Node”), entered into the First Amended and Restated Limited Liability Company Agreement (the “Agreement”) as members of Forum Edge AI LLC, a Delaware limited liability company (the “Joint Venture”). Forum is the sole manager of the Joint Venture.

Pursuant to the Agreement, Forum and Edge Node have established a strategic partnership framework for data center real estate, compute infrastructure and compute reseller arrangements. Forum holds a 51% membership interest and Edge Node holds a 49% membership interest in the Joint Venture. The Joint Venture will serve as the parent entity holding equity interests in project-level special purpose vehicles organized as separate limited liability companies when formed for each project, consisting of a real estate holding entity (“LandCo”) and a compute equipment holding entity (“EquipCo”).

The Agreement provides for, among other things (i) capital contributions by the members to fund LandCo and EquipCo investments for each project in proportion to their respective membership interests; (ii) certain consent rights of each member with respect to specified actions of the Joint Venture; (iii) a distribution waterfall for available cash from each project; (iv) remedies upon a member’s failure to fund capital contributions, including member loans and equity reallocation; (v) an equity exchange pursuant to which, after the Effective Date (as defined in the Agreement) and upon achievement of specified performance milestones, Forum will issue shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) representing 9.95% of Forum’s outstanding shares as of October 2, 2026 to Edge Node, and Forum will receive 9.95% of Edge Node’s fully diluted equity (as further described under Item 3.02 below); (vi) buyout rights, including a call right in favor of Forum (the “Forum Call Right”) and a put right in favor of Edge Node, in each case at a formula-determined price; (vii) mutual exclusivity covenants restricting each member from pursuing data center or similar projects with third parties in the United States; (viii) a right of first refusal in favor of Forum on future acquisitions and compute capacity; (ix) an exclusive, royalty-free license from Edge Node of its background intellectual property to the Joint Venture; and (x) drag-along rights in favor of Forum with respect to a sale of the Joint Venture.

Forum is currently in ongoing discussions with multiple potential customers for offtake of dedicated GPU capacity that would be supplied from the Company’s data center and related facilities.

The foregoing description of the Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1, and which is incorporated in this Item by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

In connection with the Agreement, Forum has incurred the following direct financial obligations:

Capital Contribution Obligations. Forum has committed to fund 51% of the LandCo and EquipCo investments across multiple projects pursuant to the terms set forth in the Agreement.

Guaranty Obligations. Forum and Edge Node have each agreed to provide guaranties for EquipCo equipment financing proportional to their respective percentage interests. If a lender requires Forum to provide a sole guaranty, Edge Node is obligated to pay Forum a guaranty fee.

Member Loan Obligations. In the event Edge Node fails to fund a required capital contribution, Forum may advance member loans, which are secured by a security interest in project assets and pledged membership interests.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the Agreement, after the Effective Date and upon the achievement of certain performance milestones, Forum will issue to Edge Node shares of Forum’s Common Stock, representing 9.95% of Forum’s outstanding shares of Common Stock (based on the number of shares outstanding as of October 2, 2026) (the “Equity Exchange”). In connection with the Equity Exchange, Forum will also receive shares representing 9.95% of Edge Node’s fully diluted equity. No registration rights have been granted to Edge Node.

Pursuant to the Agreement, Edge Node has agreed to enter into a voting agreement with respect to all shares of Common Stock held by Edge Node, pursuant to which Edge Node has granted to Forum an irrevocable proxy to vote such shares in accordance with the recommendation of Forum’s board of directors. In addition, members of the Edge Node Group (as defined in the Agreement) have agreed to execute a lock-up agreement if requested by an underwriter in connection with a Forum offering, subject to the condition that Forum’s officers and directors are similarly bound.

Forum may also elect to pay any buyout consideration under the Forum Call Right in shares of Common Stock.

Item 7.01 Regulation FD Disclosure.

On October 5, 2026, Forum issued a press release announcing the formation of the Joint Venture and related matters. The press release also provides guidance concerning Forum’s 2027 anticipated revenue estimates. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the Joint Venture, the Company has made available an investor presentation relating to the Joint Venture, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.

Applicable risks and uncertainties include, among others, the risk that anticipated site capacity, power availability, permitting, equipment delivery or customer contracts are delayed or not obtained; the risk that equipment financing is not available on the terms or in the amounts assumed, or at all; risks associated with the Company’s guarantee obligations in support of project-level financing; failure to realize the anticipated benefits of the stock repurchase program, previously announced private placements, sale of convertible notes, and related transactions, including the Company’s ability to achieve profitable operations; and other risks identified under the heading “Risk Factors” in Forum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Quarterly Reports filed on Form 10-Q, as well as other information Forum has filed or may file with the U.S. Securities and Exchange Commission (the “SEC”). Readers are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*^	First Amended and Restated Limited Liability Company Agreement of Forum Edge AI, LLC, dated October 2, 2026, by and between Forum Markets, Incorporated and Edge Node Inc.
99.1	Press Release, dated October 5, 2026, announcing the formation of the Joint Venture.
99.2	Investor Presentation, dated October 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

^	The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: October 5, 2026	By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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